UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SPIRIT REALTY CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 8, 2020, for Spirit Realty Capital, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/SRC. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before May 29, 2020.

To VOTE Online Prior to the Meeting go to:

www.proxypush.com/SRC to cast your vote

To REGISTER to Attend the Annual Meeting go to

www.proxydocs.com/SRC (must register by June 3, 2020 at 5:00 p.m. eastern time)

Proxy Materials Available to View or Receive:

1. Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/SRC	(866) 648-8133	paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO. SHARES

Company Notice of Annual Meeting

Date: Monday, June 8, 2020
Time: 8:30 a.m. (CT)
Virtual Meeting: Register by June 3, 2020 at 5:00 p.m. eastern time at www.proxydocs.com/SRC. Once registered you will receive a unique link via email one hour prior to the meeting which will allow you to access the virtual meeting.

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote "FOR" each of the nominees listed below.

1. Election of Directors

01 Jackson Hsieh	04 Elizabeth F. Frank	07 Sheli Z. Rosenberg
02 Kevin M. Charlton	05 Richard I. Gilchrist	08 Thomas D. Senkbeil
03 Todd A. Dunn	06 Diana M. Laing	09 Nicholas P. Shepherd

The Board of Directors recommends that you vote "FOR" proposals 2, 3 and 1 year on proposal 4.

2. Proposal 2 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
3. Proposal 3 – A non-binding, advisory resolution to approve the compensation of our named executive officers as described in the Proxy Statement.
4. Proposal 4 – A non-binding, advisory resolution to approve the frequency of the advisory vote on the compensation of our named executive officers.